Exhibit 10.3

PERFORMANCE UNIT AWARD NOTICE

Agree Realty Corporation

________, 20___

THIS PERFORMANCE UNIT AWARD NOTICE, dated as of _________, 20__, sets forth the terms of a grant of performance units by Agree Realty Corporation, a Maryland corporation (the “Company”), to the Grantee named below.

WHEREAS, the Company has adopted the Agree Realty Corporation 2024 Omnibus Incentive Plan (the “Plan”) in order to enhance the ability of the Company to attract and retain highly qualified employees and to motivate those employees to improve the business results of the Company; and

WHEREAS, the Committee has determined to grant to the Grantee an award of Performance Units as provided herein to encourage the Grantee’s efforts toward the continuing success of the Company.

The Company grants to the Grantee an award on the following terms and subject to the following conditions:

1.

Grant by the Company. The Company grants to the Grantee a Performance Award for Performance Units (the “Award”). Subject to the terms and conditions hereof, payment with respect to vested Awards shall be made entirely in the form of shares of Restricted Stock of the Company. This Award shall be construed in accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are hereby incorporated by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Award shall have the same definitions as set forth in the Plan.

AWARD SUMMARY

Name of Grantee:	_________________
Target Number of Performance Units:	_________________
Grant Date:	_____________, 20__
Performance Period:	January 1, 20__ through December 31, 20__

2.

Performance Objective. Performance Units shall be earned based on the achievement of (i) as to 50% of the Award, relative annualized Total Shareholder Return compared to the Total Shareholder Return during the Performance Period of the constituent companies comprising the MSCI US REIT index (the “MSCI Peer Group”) (where the Company is considered part of the peer group) and (ii) as to 50% of the Award, relative annualized Total Shareholder Return compared to the Total Shareholder Return of designated peer companies over the Performance Period as provided on the attached Appendix A (the “TSR Peer Group”) (where the Company is considered to be part of the peer set) with the result expressed as a percentile. “Performance Period” shall be defined as the period from January 1, 20__ through December 31, 20__. “Total Shareholder Return” shall be defined as the increase in value of a fixed amount invested in the common shares of an entity, taking into account both stock price appreciation and dividends or other distributions, during the Performance Period (dividends are calculated as if they are reinvested in a company’s stock as of the ex-dividend date based on such date’s closing stock price). In determining the value of shares at the beginning and end of the Performance Period, the Committee shall use the average closing price for the twenty (20) trading days ending on the beginning and end of the Performance Period. The applicable MSCI and TSR Peer Groups for the Performance Period shall be the group of publically traded REITs listed on the attached Appendix A.

3.

Peer Group Adjustments. Any company in the MSCI Peer Group or the TSR Peer Group that files for bankruptcy protection shall be placed at the bottom of the applicable Peer Group. Any company in the MSCI Peer Group or the TSR Peer Group that is acquired and is no longer separately trading will be excluded from the applicable Peer Group, and the size of the applicable Peer Group will be reduced by one. No changes to the MSCI Peer Group or the TSR Peer Group will be made as a result of an acquisition or divestiture by a company in the applicable Peer Group of a portion of its business, as such events are generally considered to be part of the ordinary course of business; however, in the instance where a peer company has entered an agreement to be acquired and such transaction has not yet been consummated at the end of the performance period, such peer company will be excluded from results as if it had already been acquired.

4.

Determination of Award and Notice. As soon as possible after the end of the Performance Period, but in no event later than March 15 of the year following the end of the Performance Period, the Compensation Committee of the Board of Directors (the “Committee”) will certify in writing whether and to what extent the performance measures have been achieved for the Performance Period and determine the number of shares of Restricted Stock, if any, to be issued to the Grantee in accordance with the matrix set forth in Appendix A; provided, that, if the Committee certifies that the performance measures have been met, the Committee may, in its sole discretion, reduce the number of shares to be issued to the Grantee with respect to the Award. The date of the Committee’s certification pursuant to this Section 4 shall hereinafter be referred to as the “Certification Date.” The Company will notify the Grantee of the Committee’s certification promptly following the Certification Date. Any Restricted Stock earned shall vest following the end of the Performance Period on the Certification Date, in accordance with the Company’s standard form of restricted stock award agreement.

5.

Forfeiture of Award Prior to Vesting Date. Except as provided by the Committee, the Grantee will not be entitled to any issuance of shares with respect to the Award if the Grantee is not, for any reason, employed by the Company or an Affiliate of the Company on the Certification Date.

6.

Change in Control. In the event of a Change in Control where such Performance Award is not assumed or substituted by the successor/acquirer company, such Performance Award shall vest at the greater of target or actual performance through the date of the Change in Control. In the event such Performance Award is assumed or substituted by the successor/acquirer company, such Performance Award shall be immediately converted into Restricted Stock Units, the number of which shall be determined at the greater of target or actual performance through the date of the Change in Control (or as near to this date as practicable). Such Restricted Stock Units or substitute award shall maintain the original vesting date of such underlying Performance Award. Notwithstanding any other provision of this Agreement to the contrary, in the event that the Grantee is terminated without Cause or terminates with Good Reason (as defined below) within twenty four (24) months following the Change in Control, such Restricted Stock Units or substitute award shall become fully vested and all applicable restrictions shall immediately lapse.

For purposes of this Award, “Good Reason” shall mean, without Grantee’s consent, (i) a material and adverse change in Grantee’s title or (ii) a material reduction in Grantee’s base salary; provided that, prior to terminating employment for Good Reason, Grantee must provide written notice to the Company within thirty (30) days after the initial existence of the condition constituting Good Reason and provide the Company a period of thirty (30) days to remedy such condition; and provided further that if the Company fails to cure such condition, the Grantee must resign Grantee’s employment within thirty (30) days following the Company’s failure to remedy the condition constituting Good Reason.

7.

No Rights as a Shareholder. Prior to any issuance of shares, the Grantee shall not at any time have any rights as a shareholder with respect to any Award. No dividends (or dividend equivalents) will be paid on any unearned Performance Units. Dividends on earned Performance Units shall accrue from the Grant Date until the Certification Date and shall be paid in the same time and manner as such Performance Units.

8.

No Right to Continued Employment. Nothing in this Award or the Plan shall interfere with or limit in any way the right of the Company to terminate the Grantee’s employment, nor confer upon the Grantee any right to continuance of employment by the Company or any Affiliate.

9.

Construction. This Award is made and granted pursuant to the Plan and is in all respects limited by and subject to the terms of the Plan. In the event of any conflict between the provisions of this Award and the terms of the Plan, the terms of the Plan shall be controlling. To the extent not prohibited by applicable law or the Plan, the terms of any employment, severance or change in control agreement between the Grantee and the Company shall supersede the terms and definitions under the 2024 Omnibus Incentive Plan and this Agreement with respect to the Performance Units awarded hereunder. All decisions of the Committee with respect to any question or issue arising under the Plan or this Award shall be conclusive and binding on all persons having an interest in the Award.

10.

Resolution of Disputes. Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Award shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Grantee, the Grantee’s heirs, executors, administrators and successors, and the Company and its Affiliates for all purposes.

11.

Entire Statement of Award. This Award and the terms and conditions of the Plan constitute the entire understanding between the Grantee and the Company and its Affiliates, and supersede all other agreements, whether written or oral, with respect to the Award.

12.

Successors and Assigns. This Award shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the Company and the Grantee’s heirs and representatives of his estate.

13.	Headings. The headings of this Award are inserted for convenience only and do not constitute a part of this Award.

14.

Other Payments or Awards. Nothing contained in this Award shall be deemed in any way to limit or restrict the Company from making any award or payment to the Grantee under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

15.

Effect on Other Benefits. In no event will the value, at any time, of the Performance Units or any other payment or right to payment under this Award be included as compensation or earnings for purposes of any other compensation, retirement, or benefit plan offered to employees of, or other service providers to, the Company unless otherwise specifically provided for in such plan.

16.

Notices. Any notice to be given to the Company hereunder shall be in writing and shall be addressed to the Company at 32301 Woodward Avenue, Royal Oak, MI 48073, attention: [Chief Financial Officer], or at such other address as the Company may hereafter designate to the Grantee by written notice as provided herein. Any notice to be given to the Grantee hereunder shall be addressed to the Grantee at the address set forth beneath the Grantee’s signature hereto, or at such other address as he may hereafter designate to the Company by written notice as provided herein. Notices hereunder shall be deemed to have been duly given: (i) when personally delivered, (ii) three (3) days after having been mailed by registered or certified mail to the party entitled to receive the same, (iii) one (1) day after having been mailed by a nationally recognized overnight courier or (iv) on the date sent by electronic mail transmission.

17.

Transfer of Personal Data. The Grantee authorizes, agrees and unambiguously consents to the transmission by the Company of any personal data information related to the Performance Units awarded under this Award for legitimate business purposes (including, without limitation, the administration of the Plan). This authorization and consent is freely given by the Grantee.

18.

Governing Law. This Award shall be deemed to be a contract made under the laws of the State of Maryland and for all purposes shall be governed by, construed and enforced in accordance with the internal laws of said State, without giving effect to any choice of law or conflict of law provisions or rules that would cause the application of the laws of any jurisdiction other than the State of Maryland.

19.

Compliance with Laws. The issuance of any shares pursuant to this Award shall be subject to, and shall comply with, any applicable requirements of any foreign and U.S. federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act, the Exchange Act and in each case any respective rules and regulations promulgated thereunder) and any other law or regulation applicable thereto. The Company shall not be obligated to issue any shares pursuant to this Award if any such issuance would violate any such requirements.

20.

Code Section 409A. The Award is intended to either be exempt from or to comply with Code Section 409A and shall be interpreted and administered consistent with that intent, provided, however, that the Company makes no representation regarding the status of the Award under Code Section 409A and the Company shall not be liable for any additional tax, interest or penalty that may be imposed upon the Grantee, or other damage that may be suffered by the Grantee, as a result of the Award being subject to and not in compliance with Code Section 409A. Each payment required to be made hereunder shall be treated as a separate and distinct payment for purposes of Code Section 409A. If (i) an amount owing to the Grantee hereunder constitutes nonqualified deferred compensation subject to Code Section 409A, (ii) the amount is considered to be payable to the Grantee as a result of the Grantee’s “separation from service” with the Company and its Affiliates for purposes and within the meaning of Code Section 409A, and (iii) the Grantee is at the time of separation from service a “specified employee” of the Company and its Affiliates, then (notwithstanding any other provision hereof) the amount shall not be paid to the Grantee any earlier than the time when such amount may be paid to the Grantee without the Grantee being subject to liability for additional tax on such amount under Code Section 409A.

21.

Tax Withholding Obligation. If upon the Certification Date, any vesting date or other applicable date there shall be payable by the Company or an affiliate of the Company any statutory income and/or employment tax withholding, in the Company's discretion, then unless provided otherwise by the Company, such tax withholding obligations, if any, will be satisfied by the Company withholding a number of shares of Common Stock that would otherwise be vested under the Award in an amount that the Company determines has a fair market value sufficient to meet such tax withholding obligations, up to the maximum statutory withholding requirement. In the Company's discretion, it may require or permit reimbursement or payment of such tax withholding obligations by wire transfer, certified check, additional payroll withholding or other means acceptable to the Company and upon such terms and conditions as the Company may prescribe. The Company may also permit the Grantee to tender shares to the Company subsequent to receipt of such shares in respect of an Award. The Company is permitted to defer issuance of shares until reimbursement or payment by the Grantee to the Company or an affiliate of the Company of the amount of any such tax.

The Grantee is ultimately liable and responsible for all taxes owed by such Grantee in connection with the Award, regardless of any action the Company takes with respect to any tax withholding obligations that arise in connection with the Award. The Company makes no representation or undertaking regarding the treatment of any tax withholding in connection with the grant or issuance of the Performance Units or the subsequent sale of any of the shares underlying the Performance Units. The Company does not commit and is under no obligation to structure the Award program to reduce or eliminate the Participant's tax liability.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of ________________________, _____.

AGREE REALTY CORPORATION

By:______________________________________

Joey Agree

Title: President and Chief Executive Officer

Grantee:

Address:

Email:

APPENDIX A

Custom Peer Group

EPR Properties
Four Corners Property Trust, Inc.
Getty Realty Corp
Lexington Realty Trust
National Retail Properties, Inc.
Realty Income Corporation
Spirit Realty Capital, Inc.
STORE Capital Corporation
VEREIT, Inc.
W.P. Carey Inc.

MSCI US REIT Index (as of ________, 20___)

SECURITY NAME
SIMON PROPERTY GROUP
PROLOGIS
PUBLIC STORAGE
EQUINIX
WELLTOWER INC
EQUITY RESIDENTIAL
AVALONBAY COMMUNITIES
DIGITAL REALTY TRUST

VENTAS
BOSTON PROPERTIES
REALTY INCOME CORP
ESSEX PROPERTY TRUST
HOST HOTELS & RESORTS
HCP
ALEXANDRIA REAL ESTATE
VORNADO REALTY TRUST
EXTRA SPACE STORAGE
MID-AMERICA APARTMENT
UDR
WP CAREY
DUKE REALTY CORP
FEDERAL REALTY INV TRUST
REGENCY CENTERS CORP
IRON MOUNTAIN
CAMDEN PROPERTY TRUST
EQUITY LIFESTYLE PPTYS
SUN COMMUNITIES
SL GREEN REALTY CORP
VICI PROPERTIES
NATIONAL RETAIL PPTYS

OMEGA HEALTHCARE INVESTO
VEREIT INC
APARTMENT INV & MGMT
KILROY REALTY CORP

GAMING & LEISURE PPTYS
KIMCO REALTY CORP
LIBERTY PROPERTY TRUST
INVITATION HOMES
MEDICAL PROPERTIES TRUST
PARK HOTELS & RESORTS
DOUGLAS EMMETT
AMERICAN CAMPUS CMNTY
HEALTHCARE TRUST OF AMER
CUBESMART FOREST CITY REALTY TRU A
CYRUSONE
AMERICAN HOMES 4 RENT A
STORE CAPITAL
MACERICH CO
EPR PROPERTIES
BRIXMOR PROPERTY GROUP
HUDSON PACIFIC PPTYS
PEBBLEBROOK HOTEL TRUST
JBG SMITH PROPERTIES
LIFE STORAGE
HIGHWOODS PROPERTIES
HOSPITALITY PROPERTIES
FIRST INDUSTRIAL REALTY
HEALTHCARE REALTY TRUST
EQUITY COMMONWEALTH
EASTGROUP PROPERTIES
RLJ LODGING TRUST

COUSINS PROPERTIES
WEINGARTEN REALTY
APPLE HOSPITALITY REIT
SUNSTONE HOTEL
RYMAN HOSPITALITY PROP
SABRA HEALTH CARE REIT
CORESITE REALTY CORP
NATL HEALTH INVESTORS
SENIOR HOUSING PPTYS
SPIRIT REALTY (NEW)
PHYSICIANS REALTY TRUST
TAUBMAN CENTERS
PARAMOUNT GROUP
REXFORD INDL REALTY
PS BUSINESS PARKS
COLONY CAPITAL A
GEO GROUP

BROOKFIELD PPTY REIT A
STAG INDUSTRIAL
RETAIL PROP OF AME A
CORECIVIC
AMERICOLD REALTY
BRANDYWINE REALTY TRUST
CORPORATE OFFICE PPTYS
COLUMBIA PROPERTY TRUST
PIEDMONT OFF RLTY TRU A

ACADIA REALTY TRUST
XENIA HOTELS AND RESORTS
EMPIRE STATE REALTY A
TERRENO REALTY CORP
TANGER FACTORY OUTLET
URBAN EDGE PROPERTIES
DIAMONDROCK HOSPITALITY
WASHINGTON REAL ESTATE
QTS REALTY TRUST A
MGM GROWTH PROPERTIES A
RETAIL OPPORTUNITY INV
MACK-CALI REALTY CORP
SITE CENTERS CORP
LEXINGTON REALTY TRUST
AGREE REALTY CORP
FOUR CORNERS PPTY TRUST
LTC PROPERTIES
CHESAPEAKE LODGING TRUST SELECT INCOME REIT
CARETRUST REIT
NATIONAL STORAGE
GLOBAL NET LEASE
ALEXANDER & BALDWIN INC
AMERICAN ASSETS TRUST
KITE REALTY GRP TRUST
SERITAGE GROWTH PPTYS A
HANNON ARMSTRONG
TIER REIT

MONMOUTH REIT A
SUMMIT HOTEL PROPERTIES
WASHINGTON PRIME GROUP
RPT REALTY
EASTERLY GOVERNMENT PPTY
GETTY REALTY CORP
UNIVERSAL HEALTH REALTY
CHATHAM LODGING TRUST
INDEPENDENCE REALTY TRUS GOVERNMENT PPTYS INCOME
FRANKLIN STREET PPTYS
ARMADA HOFFLER PROP

NORTHSTAR REALTY EUROPE
AMERICAN FINANCE TRUST A
SAUL CENTERS
ISTAR
HERSHA HOSPITALITY TRUST
ALEXANDERS
NEXPOINT RESIDENTIAL
INVESTORS REAL ESTATE
URSTADT BIDDLE PPTYS A
PREFERRED APT CMNTY
COREPOINT LODGING
PENNSYLVANIA REIT
COMMUNITY HEALTHCARE
GLADSTONE COMM CORP

WHITESTONE REIT
INDUSTRIAL LOGIS PPTYS
ASHFORD HOSPITALITY TRST
FRONT YARD RESIDENTIAL
CBL & ASSOCIATES PPTYS
UMH PROPERTIES
NEW SENIOR INV GRP
RETAIL VALUE
SPIRIT MTA REIT
ONE LIBERTY PROPERTIES
CEDAR REALTY TRUST

BRAEMAR HOTELS & RESORTS

Payout level for each portion of the Award

Level	Comparative Total Shareholder Return Percentile	Percentage of Target Number of Performance Units
Threshold	__th	__%
Target	__th	__%
Maximum	__th	__%

There will be a linear increase in payout between the performance levels if Threshold performance is achieved; no payout shall occur below __th percentile performance. The payout will be capped at 100% if the Company’s absolute Total Shareholder Return is negative for the performance period.